EXHIBIT 99.2
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     CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO
     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Elmer's Restaurants, Inc. (the "Company") on Form 10-Q for the period ending July 22, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Bruce Davis, Chairman and President of the Company, certify pursuant to 18 U.S.C
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                  /s/ Bruce N. Davis
                                                  ------------------------------
                                                  Bruce N. Davis
                                                  Chairman and President
                                                  September 3, 2002